SCHEDULE TO MASTER LEASE AGREEMENT                       [LOGO FOR U.S. BANCORP
                                                          APPEARS HERE]

                                                       Schedule Number 11389.001
                                                                       ---------

     THIS SCHEDULE made as of December 17, 1996, by and between U.S. BANCORP LEASING & FINANCIAL ("Lessor"), having its principal place of business at 825 N.E. Multnomah, Suite 800, Portland, Oregon 97232, and Ready-Mix, Inc. ("Lessee"), having its principal place of business located at 3430 E. Flamingo, Suite 100, Las Vegas, Nevada 89121, to the Master Lease Agreement dated as of December 17, 1996 between the Lessee and the Lessor (the "Lease"). Capitalized terms used but not defined herein are used with the respective meanings specified in the Lease.

            LESSOR AND LESSEE HEREBY COVENANT AND AGREE AS FOLLOWS:

(a) The following specified equipment (the "Property") is hereby made and constituted Property for all purposes pursuant to the Lease:

     Twelve (12) new International trucks, model F5070, mounted with 11 cubic yard Bridgemaster III mixers. The serial number and mixer number for each vehicle follows: 2HTTWAHTOVC029176, 43133-09079; 2HTTWAHT6VC029196, 43132-
     09078; 2HTTWAHT9VC027118, 43147-09086; 2HTTWAHT3VCO29169, 43145-09084;
     2HTTWAHT1VC029171, 43168-09098; 2HTTWAHTXVCO29170, 43178-09101;
     2HTTWAHT9VC029175, 43165-09095; 2HTTWAHT1VC029185, 42938-08979;
     2HTTWAHT3VC029172, 42873-08955; 2HTTWAHT2VC029177, 42940-08981;
     2HTTWAHT6VC029179, 43101-09063; 2HTTWAHT4VC029178, 42877-08956.

     Each of the above units are complete as equipped including, but not limited to, all attachments, accessories & replacements relating thereto.

(b)  The cost of the Property is $1,330,800.00;
                                                  Please Initial Here: /s/ KDN
                                                                           ---

(c) This Schedule shall commence on January 1, 1997 and shall continue for 60 months thereafter.

(d) Lessee shall owe 60 basic monthly rental payments in arrears each in the amount of $20,557.13 (plus applicable sales/use taxes). The first such payment shall be due on February 1, 1997 and shall continue on the same day of each month thereafter until the end of the term of this Schedule. In addition, Lessee shall pay daily pro rata rental in the amount of $685.24 per day (plus applicable sales/use taxes) from the date on which Lessee executes the Delivery and Acceptance Certificate for the Property through December 31, 1996. Such daily pro rata rental shall be due and payable at signing of the Certificate.

(e) The Property will be installed or stored at the following address: 1501 Highway 168, Moapa, Nevada 89025, COUNTY: Clark;

(f) The record owner of the premises at which the Property will be installed or stored is: ;

1. LATE CHARGE. If any installment of Rent shall not be received by Lessor or Lessor's Assignee within ten (10) days after such amount is due, Lessee shall pay to Lessor a late charge equal to five percent (5.0%) of such overdue amount.

2. TRAC OBLIGATION. a. In addition to the rental payments specifies above, Lessor is also entitled to recover a residual value equal to thirty percent (30%) of the cost of the Property as set forth herein (the "Residual Value") plus a Lease Termination Fee of $500.00.

     b. At the end of the Term hereof, Lessee may purchase the Property for the Residual Value. Lessee shall give written notice ninety (90) days prior to Lease expiration of Lessee's intent to purchase the Property. Should Lessee elect not to purchase the Property, Lessor shall dispose of any or all of the Property by selling such Property for the highest cash offer then reasonably available, or by re-leasing such Property on terms and conditions acceptable to Lessor. The proceeds of any sale of the property shall be deemed to be the "Market Value" of the Property. If the disposition is by re-lease, the Market Value of the Property shall be the present value of the rental stream of the re-lease discounted at a rate acceptable to the Lessee and Lessor.The Market Value shall then be reduced by a Lease Termination Fee of $500.00 plus all expenses incurred by Lessor in connection with the recovery and disposition of the Property. The remaining balance shall be referred to as the "Residual Credit." If the Residual Credit exceeds the Residual Value, Lessor shall promptly pay the amount of such excess to Lessee as adjusted rent. If the Residual Credit is less than the Residual Value, Lessee shall promptly pay the amount of such deficiency to Lessor as adjusted rent. However, in no event shall Lessee's obligation be greater than 9.0% of the total cost of the Property.

     c. Upon receipt of payment from Lessee of the Residual Value together with any and all applicable sales or other taxes due in connection therewith, and any and all remaining sums or other amounts payable under this Schedule, Lessor shall transfer all its right, title and interest in and to the Property to Lessee. The Property shall be transferred "As Is" and "Where Is" without any express or implied representations or warranties.

     d. Should Lessee fail to comply with the foregoing, then Lessor, at its sole option, shall have the right to: a) demand immediate return of the Property, or, b) extend the Term for an additional six (6) months (the "Extended Term"). Should Lessor elect to extend the Term, Lessee shall be irrevocably obligated to remit basic monthly rent for the period beginning on the day immediately succeeding the last day of the original Term (the "Holdover Date") and ending at the end of the sixth (6) month thereafter, a payment of such rent being due on the Holdover Date and on the same day of each consecutive month thereafter. Each payment of such rent shall be in the amount of the basic monthly rent for the last month of the Term in accordance with the provisions of this Schedule. All Lessee's other obligations under the Lease shall remain in full force and effect for so long as Lessee shall continue to possess the Property. Any and all rental payments pursuant to this Paragraph shall be deemed for all intents and purposes to be payments for possession and use of the Property after the expiration of the Term, and shall not be credited to any other obligation of Lessee to Lessor. Lessor's invoicing and/or accepting any such payment shall not give rise to any right, title or interest of Lessee other than to possession and use of the Property during the period to which such rent applies in accordance with this Paragraph. The aforesaid right to charge Lessee rent for possession and use of the Property is not in limitation or derogation of any of Lessor's rights pursuant to the Lease.

3. DEPRECIATION. Lessor will be entitled to modified accelerated cost recovery depreciation based on 100% of Property Cost using the 200% declining balance method, switching to straight line, for 5 year Property, and zero salvage value.

    IN WITNESS WHEREOF, the Lessor and the Lessee have each caused this Schedule to be duly executed as of the day and year first above written.

                                Ready-Mix, Inc.



                              By: /s/Kenneth D. Nelson
                                 -----------------------------------------
                                  Kenneth D. Nelson
                                  Vice President

                              U.S. BANCORP LEASING & FINANCIAL

                              By:
                                 -----------------------------------------
                                  An Authorized Officer Thereof


                           Address for All Notices:
                       U.S. BANCORP LEASING & FINANCIAL
                         825 N.E. Multnomah, Suite 800
                            Portland, Oregon 97232


    Machine Tool Finance Group                  General Equipment Group
    (800) 225-8029    (503) 7970-0222        (800) 253-3468    (503) 797-0200

                                                          [LOGO OF U.S. BANCORP
                                                          APPEARS HERE]

TRAC ADDENDUM TO
LEASE AGREEMENT
(USAGE/OWNERSHIP)

                                                       Schedule Number 11389.001

        Addendum to the Master Lease Agreement ("Lease") dated as of December 17, 1996 and Schedule Number 11389.001 dated December 18, 1996 between U.S. Bancorp Leasing & Financial ("Lessor"), and Ready-Mix, Inc. ("Lessee"). Capitalized terms used but not defined herein are used with the same meaning as set forth in the Lease.

        Lessee certifies, under penalty of perjury, that it intends that more than 50% of the use of the Property will be in the trade or business of the Lessee.

        Lessee hereby acknowledges and agrees that Lessee has been advised that Lessee will not be treated as the owner of the Property for Federal income tax purposes.

Dated: December 18, 1996

                                       (LESSEE)
                                       Ready-Mix, Inc.

                                       By /s/ Kenneth D. Nelson
                                         -----------------------------
                                              Kenneth D. Nelson
                                              Vice President





                           ADDRESS FOR ALL NOTICES:
                         825 N.E. Multnomah, Suite 800
                              Portland, OR 97232

DELIVERY AND ACCEPTANCE CERTIFICATE                   [LOGO OF U.S. BANCORP
AND LEASE AMENDMENT                                   APPEARS HERE]



                                                       Schedule Number 11389.001
                                                                       ---------

         This Certificate is delivered to and for the benefit of Lessor and pertains to the following personal property (the "Property") which is the subject of Schedule Number 11389.001, dated as of December 17, 1996, to Master Lease Agreement, dated as of December 17, 1996, between U.S. BANCORP LEASING & FINANCIAL as Lessor and Ready-Mix, Inc. as Lessee (the "Lease"):

         Twelve (12) new International trucks, model F5070, mounted with 11 cubic yard Bridgemaster III mixers. The serial number and mixer number for each vehicle follows: 2HTTWAHTOVC029176,43133-09079;
         2HTTWAHT6VC029196, 43132-09078; 2HTTWAHT9VC02118, 43147-09086;
         2HTTWAHT3VCO29169, 43145-09084; 2HTTWAHT1VC029171, 43168-09098;
         2HTTWAHTXVCO29170, 43178-09101; 2HTTWAHT9VC029175, 43165-09095;
         2HTTWAHT1VC029185, 42938-08979; 2HTTWAHT3VC029172, 42873-08955;
         2HTTWAHT2VC029177, 42940-08981; 2HTTWAHT6VC029179, 43101-09063;
         2HTTWAHT4VC029178, 42877-08956.

         Each of the above units are complete as equipped including, but not limited to, all attachments, accessories & replacements relating thereto.

         To the extent that the above description has been altered by us or differs from the Property description set forth in the Lease (including, but not limited to, changes to model or serial numbers), we certify that such alterations or differences are accurate and we acknowledge that, based upon this certification: 1) the Lease is hereby amended to reflect the above Property description; and 2) Lessor is hereby authorized to execute on our behalf and to file amendment(s) to any Financing Statements filed under the Uniform Commerical Code in connection with the Lease, provided that all such amendments are consistent with the above Property description.

         WE HEREBY CERTIFY AND ACKNOWLEDGE THAT: a) the Property has been delivered to us; b) any necessary installation of the Property has been fully and satisfactorily performed; c) after full inspection thereof, we have accepted the Property for all purposes as of the date hereof; d) Lessor has fully and satisfactorily satisfied all its obligations under the Lease; e) any and all conditions to the effectiveness of the Lease or to our obligations thereunder have been satisfied; f) we have no defenses, set-offs or counterclaims to any such obligations; g) the Lease is in full force and effect; and, h) no Event of Default has occurred under the Lease.

         WE HEREBY REPRESENT AND WARRANT THAT: a) any right we may have now or in the future to reject the Property or to revoke our acceptance thereof has terminated as of the date of hereof; b) we hereby waive any such right by the execution hereof; c) the date of this Certificate is the earliest date upon which the certifications, acknowledgments, representations and warranties made herein could be correctly and properly made. We hereby acknowledge that Lessor is relying on this Certificate as a condition to making payment for the Property.

         IN WITNESS WHEREOF, we have executed this Certificate as of the 23rd day of December, 1996.

                                                Ready-Mix, Inc.
                                                ---------------
Upon satisfactory installation and
delivery please sign, date and return to:

U.S. BANCORP LEASING & FINANCIAL
825 N.E. Multnomah, Suite 800                   By: /s/ Kenneth D. Nelson
Portland, Oregon 97232                             -----------------------------
                                                   Kenneth D. Nelson
                                                   Vice President

                           ADDRESS FOR ALL NOTICES:
                         825 N.E. Multnomah, Suite 800
                            Portland, Oregon 97232

                                             [LOGO OF U.S. BANCORP APPEARS HERE]
INSURANCE AUTHORIZATION


                                                  Note/Schedule Number 11389.001
                                                                       ---------

To:            __________________[Agent Name]
               __________________[Street Address]
               __________________[City, State, Zip]
               __________________[Agent Phone]




From:          Ready-Mix, Inc.

               1501 Highway 168

               Moapa, Nevada 89025


In connection with one or more financing arrangements (the "Transactions") between ourselves and U. S. BANCORP LEASING & FINANCIAL (USBLF), you are hereby authorized to issue a certificate of insurance naming U.S. BANCORP LEASING & FINANCIAL OR ASSIGNEE THEREOF as Additional Insured and as Loss Payee as its interest may appear.

Property Cost: $1,330,800.00:

With respect to physical damage coverage, please describe USBLF's interest as follows:

               "Certificate Holder is an Additional Insured and Loss Payee with regard to all equipment financed or leased by Policy Holder through or from Certificate Holder."

The required coverage is to be as provided in the Transaction, including, without limitation, fire, extended coverage, vandalism, theft and general liability.

We understand that if such certificate is not provided, U.S. BANCORP LEASING FINANCIAL has the right under the Transactions to purchase such insurance at our expense.



                                                 Ready-Mix, Inc.
                                                 ---------------

                                                 By: /s/ Kenneth D. Nelson
                                                    ----------------------
                                                    Kenneth D. Nelson
                                                    Vice President




                           ADDRESS FOR ALL NOTICES:
                         825 N.E. Multnomah, Suite 800
                              Portland, OR 97232


                               MUST BE SIGNED BY DEBTOR-1
                     UNIFORM COMMERCIAL CODE--FINANCING STATEMENT
                                    FORM UCC-1(1)
    This Financing Statement is presented to filing officer pursuant to the Uniform
  Commercial Code. This Statement remains effective for a period of five years from the date of filing, subject to extensions for additional periods of five years by refiling or filing a continuation statement (UCC-3)

---------------------------------------------------------------------------------------------
XA. Debtor(s):                                      2a. Secured party(ies)
(if individual(s) last name first)
                                                     U.S. Bancorp Leasing & Financial

Ready-Mix, Inc.                                     Tax I.D. #930594454

Tax I.D.86-0830443
        ----------
                                                    2B. Address of Secured Party from which
XB. Mailing address(es)                                  Security Information is obtainable

3430 E. Flamingo, Suite 100                          825 N.E. Multnomah Street, Suite 800
Las Vegas, Nevada 89121                              Portland, Oregon 97232-2151

                                                      Phone # 503 797-0200                     Reserved for Filing Officer Use Only
------------------------------------------------------------------------------------------------------------------------------------
X. This financing statement covers the following types (or items) of collateral              No. of additional sheets attached____.

Twelve (12) new International trucks, model F5070, mounted with 11 cubic yard Bridgemaster III mixers. The serial number and mixer number for each vehicle follows:
2HTTWAHT0VC029176, 43133-09079; 2HTTWAHT6VC029196, 43132-09078; 2HTTWAHT9VC027118, 43147-09086; 2HTTWAHT3VCO29169, 43145-09084;
2HTTWAHT1VC029171, 43168-09098; 2HTTWAHTXVCO29170, 43178-09101; 2HTTWAHT9VC029175, 43165-09095; 2HTTWAHT1VC029185, 42938-08979;
2HTTWAHT3VC029172, 42873-08955; 2HTTWAHT2VC029177, 42940-08981; 2HTTWAHT6VC029179, 43101-09063; 2HTTWAHT4VC029178, 42877-08956.

Each of the above units are complete as equipped including, but not limited to, all attachments, accessories & replacements relating thereto.

TOGETHER WITH ALL REPLACEMENTS, PARTS, REPAIRS, ADDITIONS, ACCESSIONS AND ACCESSORIES INCORPORATED THEREIN OR AFFIXED OR ATTACHED
THERETO AND ANY AND ALL PROCEEDS OF THE FOREGOING, INCLUDING, WITHOUT LIMITATION, INSURANCE RECOVERIES.


                                                                                             --------------------------------------
                                                                                             4A. Assignee of Secured Party if any:
Located at 1501 Highway 168, Moapa, Nevada 89025 (Clark)
                                                                                             First State Bank of Taos
                                                                                             dba First Capital Group

                                                                                             4b. Address of Assignee:

                                                                                             111 Lomas N.W., Suite 502
                                                                                             Albuquerque, NM 87102
                                                                                             Attn: Susan Yulo
------------------------------------------------------------------------------------------------------------------------------------
This statement is filed without the Debtor's signature to perfect a security interest in collateral. (Check [X] if so)
   [_] already subject to a security interest in another jurisdiction when it was brought into this state.
   [_] which is proceeds of the original collateral described above in which a security interest was perfected:

------------------------------------------------------------------------------------------------------------------------------------
Check [x] if covered: [X] Proceeds of collateral are also covered. [_] Products of collateral are also covered.

------------------------------------------------------------------------------------------------------------------------------------
   Filed with :  Secretary of State - NV

------------------------------------------------------------------------------------------------------------------------------------

Ready-Mix, Inc.                                                      U.S. BANCORP LEASING & FINANCIAL
-----------------------------------------------------------          ---------------------------------------------------------------

by: /s/ Kenneth D. Nelson, Vice President                            by:
    -------------------------------------------------------             ------------------------------------------------------------
           Kenneth D. Nelson, Vice President                                   Documentation Specialist
         Signature(s) of Debtors                                                  Signature(s) of Secured Party(ies)


                                                    STANDARD FORM - FORM UCC-1
------------------------------------------------------------------------------------------------------------------------------------

RETURN TO:

U.S. BANCORP LEASING & FINANCIAL
ATTEN: COLLATERAL REVIEW DEPT.
825 N.E. MULTNOMAH, SUITE 800
PORTLAND, OREGON 97232
RE: LEASE# 11389.001

                               MUST BE SIGNED BY DEBTOR-1
                     UNIFORM COMMERCIAL CODE--FINANCING STATEMENT
                                    FORM UCC-1(1)
    This Financing Statement is presented to filing officer pursuant to the Uniform Commercial Code. This Statement remains effective for a period of five years from the date of filing, subject to extensions for additional periods of five years by refiling or filing a continuation statement (UCC-3)

---------------------------------------------------------------------------------------------
1A. Debtor(s):                                      2A. Secured party(ies)
(if individual(s) last name first)
                                                     U.S. Bancorp Leasing & Financial

Ready-Mix, Inc.                                     Tax I.D. #930594454

Tax I.D.86-0830443
        ----------
                                                    2B. Address of Secured Party form which
1B. Mailing address(es)                                  Security Information is obtainable

3430 E. Flamingo, Suite 100                          825 N.E. Multnomah Street, Suite 800
Las Vegas, Nevada 89121                              Portland, Oregon 97232-2151

                                                      Phone # 503 797-0200                     Reserved for Filing Officer Use Only
------------------------------------------------------------------------------------------------------------------------------------

3. This financing statement covers the following types (or items) of collateral No. of additional sheets attached____.

   Twelve (12) new International trucks, model F5070, mounted with 11 cubic yard Bridgemaster III mixers. The serial number and mixer number for each vehicle follows: 2HTTWAHTOVC027010, 42868-08952; 2HTTWAHT0VC029176, 43133-09079;
   2HTTWAHT6VC029196, 43132-09078; 2HTTWAHT9VC027118, 43147-09086;
   2HTTWAHT3VCO29169, 43145-09084; 2HTTWAHT1VC029171, 43168-09098;
   2HTTWAHTXVCO29170, 43178-09101; 2HTTWAHT9VC029175, 43165-09095;
   2HTTWAHT1VC029185, 42938-08979; 2HTTWAHT3VC029172, 42873-08955;
   2HTTWAHT2VC029177, 42940-08981; 2HTTWAHT6VC029179, 43101-09063;
   2HTTWAHT4VC029178, 42877-08956.

   Each of the above units are complete as equipped including, but not limited to, all attachments, accessories & replacements relating thereto.

TOGETHER WITH ALL REPLACEMENTS, PARTS, REPAIRS, ADDITIONS, ACCESSIONS AND ACCESSORIES INCORPORATED THEREIN OR AFFIXED OR ATTACHED THERETO AND ANY AND ALL PROCEEDS OF THE FOREGOING, INCLUDING, WITHOUT LIMITATION, INSURANCE RECOVERIES.

                                                                                             --------------------------------------
                                                                                             4A. Assignee of Secured Party if any:
Located at 1501 Highway 168, Moapa, Nevada 89025 (Clark County)
                                                                                             First State Bank of Taos
                                                                                             DBA First Capital Group

                                                                                             4b. Address of Assignee:

                                                                                             111 Lomas N.W., Suite 502
                                                                                             Albuquerque, NM 87102
                                                                                             Attn: Susan Yulo
------------------------------------------------------------------------------------------------------------------------------------

This statement is filed without the Debtor's signature to perfect a security interest in collateral. (Check [X] if so)
   [_] already subject to a security interest in another jurisdiction when it was brought into this state.
   [_] which is proceeds of the original collateral described above in which a security interest was perfected:
--------------------------------------------------------------------------------
Check [x] if covered: [X] Proceeds of collateral are also covered.
                      [_] Products of collateral are also covered.
--------------------------------------------------------------------------------
   Filed with :  Secretary of State - NV
--------------------------------------------------------------------------------
Ready-Mix, Inc.
-----------------------------------------------------------

by: /s/ Kenneth D. Nelson, Vice President
    -------------------------------------------------------
           Kenneth D. Nelson, Vice President
         Signature(s) of Debtors


U.S. BANCORP LEASING & FINANCIAL

----------------------------------------------------------------------
by:
   -------------------------------------------------------------------
         Documentation Specialist
            Signature(s) of Secured Party(ies)


                          STANDARD FORM - FORM UCC-1
--------------------------------------------------------------------------------




RETURN TO:

U.S. BANCORP LEASING & FINANCIAL
ATTEN: COLLATERAL REVIEW DEPT.
825 N.E. MULTNOMAH, SUITE 800
PORTLAND, OREGON 97232
RE: LEASE# 11389.001


                               MUST BE SIGNED BY DEBTOR-1
                     UNIFORM COMMERCIAL CODE--FINANCING STATEMENT
                                    FORM UCC-1(1)
    This Financing Statement is presented to filing officer pursuant to the Uniform
  Commercial Code. This statement remains effective for a period of five years from the date of filing, subject to extensions for additional periods of five years by refiling or filing a continuation statement (UCC-3)

---------------------------------------------------------------------------------------------
XA. Debtor(s):                                      2a. Secured party(ies)
(if individual(s) last name first)
                                                     U.S. Bancorp Leasing & Financial

Ready-Mix, Inc.                                     Tax I.D. #930594454

Tax I.D.86-0830443
        ----------
                                                    2B. Address of Secured Party from which
XB. Mailing address(es)                                  Security Information is obtainable

3430 E. Flamingo, Suite 100                          825 N.E. Multnomah Street, Suite 800
Las Vegas, Nevada 89121                              Portland, Oregon 97232-2151

                                                      Phone # 503 797-0200                     Reserved for Filing Officer Use Only
------------------------------------------------------------------------------------------------------------------------------------
X. This financing statement covers the following types (or items) of collateral              No. of additional sheets attached____.

Twelve (12) new International trucks, model F5070, mounted with 11 cubic yard Bridgemaster III mixers. The serial number and mixer number for each vehicle follows:
2HTTWAHT0VC029176, 43133-09079; 2HTTWAHT6VC029196, 43132-09078; 2HTTWAHT9VC027118, 43147-09086; 2HTTWAHT3VCO29169, 43145-09084;
2HTTWAHT1VC029171, 43168-09098; 2HTTWAHTXVCO29170, 43178-09101; 2HTTWAHT9VC029175, 43165-09095; 2HTTWAHT1VC029185, 42938-08979;
2HTTWAHT3VC029172, 42873-08955; 2HTTWAHT2VC029177, 42940-08981; 2HTTWAHT6VC029179, 43101-09063; 2HTTWAHT4VC029178, 42877-08956.

Each of the above units are complete as equipped including, but not limited to, all attachments, accessories & replacements relating thereto.

TOGETHER WITH ALL REPLACEMENTS, PARTS, REPAIRS, ADDITIONS, ACCESSIONS AND ACCESSORIES INCORPORATED THEREIN OR AFFIXED OR ATTACHED
THERETO AND ANY AND ALL PROCEEDS OF THE FOREGOING, INCLUDING, WITHOUT LIMITATION, INSURANCE RECOVERIES.


                                                                                             --------------------------------------
                                                                                             4A. Assignee of Secured Party if any:
Located at 1501 Highway 168, Moapa, Nevada 89025
                                                                                             First State Bank of Taos
                                                                                             DBA First Capital Group

                                                                                             4b. Address of Assignee:

                                                                                             111 Lomas N.W., Suite 502
                                                                                             Albuquerque, NM 87102
                                                                                             Attn: Susan Yulo
------------------------------------------------------------------------------------------------------------------------------------
This statement is filed without the Debtor's signature to perfect a security interest in collateral. (Check [X] if so)
   [_] already subject to a security interest in another jurisdiction when it was brought into this state.
   [_] which is proceeds of the original collateral described above in which a security interest was perfected:

------------------------------------------------------------------------------------------------------------------------------------
Check [x] if covered: [X] Proceeds of collateral are also covered. [_] Products of collateral are also covered.

------------------------------------------------------------------------------------------------------------------------------------
   Filed with :  Secretary of State - NV

------------------------------------------------------------------------------------------------------------------------------------

Ready-Mix, Inc.                                                      U.S. BANCORP LEASING & FINANCIAL
-----------------------------------------------------------          ---------------------------------------------------------------

by: /s/ Kenneth D. Nelson, Vice President                            by:
    -------------------------------------------------------             ------------------------------------------------------------
           Kenneth D. Nelson, Vice President                                   Documentation Specialist
         Signature(s) of Debtors                                                  Signature(s) of Secured Party(ies)


                                                    STANDARD FORM - FORM UCC-1
------------------------------------------------------------------------------------------------------------------------------------

RETURN TO:

U.S. BANCORP LEASING & FINANCIAL
ATTEN: COLLATERAL REVIEW DEPT.
825 N.E. MULTNOMAH, SUITE 800
PORTLAND, OREGON 97232
RE: LEASE# 11389.001

SCHEDULE TO MASTER LEASE AGREEMENT
                                             [LOGO OF U.S. BANCORP APPEARS HERE]



                            Schedule Number 11389.002
                                            ---------



     THIS SCHEDULE made as of December 17, 1996, by and between U.S.BANCORP LEASING & FINANCIAL ("Lessor"), having its principal place of business at 825 N.E. Multnomah, Suite 800, Portland, Oregon 97232, and Ready-Mix, Inc. ("Lessee"), having its principal place of business located at 3430 E. Flamingo, Suite 100, Las Vegas, Nevada 89121, to the Master Lease Agreement dated as of December 17, 1996 between the Lessee and the Lessor (the "Lease"). Capitalized terms used but not defined herein are used with the respective meanings specified in the Lease.

            LESSOR AND LESSEE HEREBY COVENANT AND AGREE AS FOLLOWS:

(a) The following specified equipment (the "Property") is hereby made and constituted Property for all purposes pursuant to the Lease:

     Ten (10) new International trucks, model F5070, mounted with 11 cubic yard Bridgemaster III mixers. The serial number and mixer number for each vehicle follows: 2HTTWAHTOVCO27010, 42868-08952; 2HTTWAHT0VC027007, 42854-
     08946; 2HTTWAHT7VC027120, 43042-09033; 2HTTWAHT7VCO27117, 42928-08975;
     2HTTWAHT2VC027123, 42919-08971; 2HTTWAHT5VCO17208, 43026-09024;
     2HTTWAHT0VC027122, 42920-08972; 2HTTWAHT2VCO29180, 43078-09049;
     2HTTWAHT9VC027121, 43077-09048; 2HTTWAHT4VC027012, 42872-08954.

Each of the above units are complete as equipped including, but not limited to, all attachments, accessories & replacements relating thereto.

(b)  The cost of the Property is $1,109,000.00;

                                                   Please Initial Here: ?
                                                                       ---

(c) This Schedule shall commence on January 1, 1997 and shall continue for 60 months thereafter.

(d) Lessee shall owe 60 basic monthly rental payments in arrears each in the amount of $17,130.94 (plus applicable sales/use taxes). The first such payment shall be due on February 1, 1997 and shall continue on the same day of each month thereafter until the end of the term of this Schedule. In addition, Lessee shall pay daily pro rata rental in the amount of $571.03 per day (plus applicable sales/use taxes) from the date on which Lessee executes a Delivery and Acceptance Certificate for the Property through December 31, 1996. Such daily pro rata rental shall be due and payable at signing of the Certificate.

(e) The Property will be installed or stored at the following address: 1501 Highway 168, Moapa, Nevada 89025, COUNTY: Clark;

(f) The record owner of the premises at which the Property will be installed or stored is: ;

1. LATE CHARGE. If any installment of Rent shall not be received by Lessor or Lessor's Assignee within ten (10) days after such amount is due, Lessee shall pay to Lessor a late charge equal to five percent (5.0%) of such overdue amount.

2.   TRAC OBLIGATION. a.   In addition to the rental payments specified above,
Lessor is also entitled to recover a residual value equal to thirty percent (30%) of the cost of the Property as set forth herein (the "Residual Value") plus a Lease Termination Fee of $500.00.

     b. At the end of the Term hereof, Lessee may purchase the Property for the Residual Value. Lessee shall give written notice ninety (90) days prior to Lease expiration of Lessee's intent to purchase the Property. Should Lessee elect not to purchase the Property, Lessor shall dispose of any or all of the Property by selling such Property for the highest cash offer then reasonably available, or by re-leasing such Property on terms and conditions acceptable to Lessor. The proceeds of any sale of the Property shall be deemed to be the "Market Value" of the Property. If the disposition is by re-lease, the Market Value of the Property shall be the present value of the rental stream of the re-lease discounted at a rate acceptable to Lessee and Lessor. The Market Value shall then be reduced by a Lease Termination Fee of $500.00 plus all expenses incurred by Lessor in connection with the recovery and disposition of the Property. The remaining balance shall be referred to as the "Residual Credit." If the Residual Credit exceeds the Residual Value, Lessor shall promptly pay the amount of such excess to Lessee as adjusted rent. If the Residual Credit is less than the Residual Value, Lessee shall promptly pay the amount of such deficiency to Lessor as adjusted rent. However, in no event shall Lessee's obligation be greater than 9.0% of the total cost of the Property.

     c. Upon receipt of payment from Lessee of the Residual Value together with any and applicable sales or other taxes due in connection therewith, and any and all remaining sums or other amounts payable under this Schedule, Lessor shall transfer all its right, title and interest in and to the Property to Lessee.
The Property shall be transferred "As Is" and "Where Is" without any express or implied representations or warranties.

     d. Should Lessee fail to comply with the foregoing, then Lessor, at its sole option, shall have the right to: a) demand immediate return of the Property; or, b) extend the Term for an additional six (6) months (the "Extended Term"). Should Lessor elect to extend the Term, Lessee shall be irrevocably obligated to remit basic monthly rent for the period beginning on the day immediately succeeding the last day of the original Term (the "Holdover Date") and ending at the end of the sixth (6) month thereafter, a payment of such rent being due on the Holdover Date and on the same day of each consecutive month thereafter. Each payment of such rent shall be in the amount of the basic monthly rent for the last month of the Term in accordance with the provisions of this Schedule. All Lessee's other obligations under the Lease shall remain in full force and effect for so long as Lessee shall continue to possess the Property. Any and all rental payments pursuant to this Paragraph shall be deemed for all intents and purposes to be payments for possession and use of the Property after the expiration of the Term, and shall not be credited to any other obligation of Lessee to Lessor. Lessor's invoicing and/or accepting any such payment shall not give rise to any right, title or interest of Lessee other than to possession and use of the Property during the period to which such rent applies in accordance with this Paragraph. The aforesaid right to charge Lessee rent for possession and use of the Property is not in limitation or derogation of any Lessor's rights pursuant to the Lease.

3. DEPRECIATION. Lessor will be entitled to modified accelerated cost recovery depreciation based on 100% of Property Cost using the 200% declining balance method, switching to straight line, for 5 year Property, and zero salvage value.

     IN WITNESS WHEREOF, the Lessor and the Lessee have each caused this Schedule to be duly executed as of the day and year first above written.


                                    Ready-Mix, Inc.

                                    By: /s/ Kenneth D. Nelson
                                        ---------------------------
                                        Kenneth D. Nelson
                                        Vice President


                                    U.S. BANCORP LEASING & FINANCIAL


                                    By:
                                       -----------------------------
                                       An Authorized Officer Thereof



                           Address for All Notices:
                       U.S. BANCORP LEASING & FINANCIAL
                         825 N.E. Multnomah, Suite 800
                            Portland, Oregon 97232


   Machine Tool Finance Group                      General Equipment Group
(800) 225-8029   (503) 797-02222                (800) 253-3468  (503) 797-0200

TRAC ADDENDUM TO                           [LOGO OF U.S. BANCORP APPEARS HERE]
LEASE AGREEMENT
(USAGE/OWNERSHIP)

                                                       Schedule Number 11389.002



     Addendum to the Master Lease Agreement ("Lease") dated as of December 17, 1996 and Schedule Number 11389.002 dated December 17, 1996 between U.S. Bancorp Leasing & Financial ("Lessor"), and Ready-Mix, Inc. ("Lessee"). Capitalized terms used but not defined herein are used with the same meaning as set forth in the Lease.

     Lessee certifies, under penalty of perjury, that it intends that more than 50% of the use of the Property will be in the trade or business of the Lessee.

     Lessee hereby acknowledges and agrees that Lessee has been advised that Lessee will not be treated as the owner of the Property for Federal income tax purposes.

Dated: December 17, 1996

                                             (LESSEE)
                                             Ready-Mix, Inc.


                                             By: /s/ Kenneth D. Nelson
                                                ----------------------
                                                     Kenneth D. Nelson
                                                     Vice President




                           ADDRESS FOR ALL NOTICES:
                         825 N.E. Multnomah, Suite 800
                              Portland, OR  97232

                                             [LOGO OF U.S. BANCORP APPEARS HERE]

DELIVERY AND ACCEPTANCE CERTIFICATE
AND LEASE AGREEMENT

                                                       Schedule Number 11389.002
                                                                       ---------

        This Certificate is delivered to and for the benefit of Lessor and pertains to the following personal property (the "Property") which is the subject of Schedule Number 11389.002, dated as of December 17, 1996, to Master
                           ---------              -----------------
Lease Agreement, dated as of December 17, 1996, between U.S. BANCORP LEASING &
                             -----------------
FINANCIAL as Lessor and Ready-Mix, Inc. as Lessee (the "Lease"):
                        ---------------

        Ten(10) new International trucks, model F5070, mounted with 11 cubic yard Bridgemaster III mixers. The serial number and mixer number for each vehicle follows: 2HTTWAHTOVC027010, 42868-08952; 2HTTWAHT0VC027007, 42854-08946; 2HTTWAHT7VC027120, 43042-09033;
        2HTTWAHT7VCO27117, 42928-08975; 2HTTWAHT2VC027123,42919-08971;
        2HTTWAHT5VCO17208,43026-09024; 2HTTWAHT0VC027122,42920-08972;
        2HTTWAHT2VC029180,43078-09049; 2HTTWAHT9VC027121,43077-09048;
        2HTTWAHT4VC027012,42872-08954.

        Each of the above units are complete as equipped including, but not limited to, all attachments, accessories & replacements relating thereto.

        To the extent that the above description has been altered by us or differs from the Property description set forth in the Lease (including, but not limited to, changes to model or serial numbers), we certify that such alterations or differences are accurate and we acknowledge that, based upon this certification: 1) the Lease is hereby amended to reflect the above Property description; and 2) Lessor is hereby authorized to execute on our behalf and to file amendments(s) to any Financing Statements filed under the Uniform Commercial Code in connection with the Lease, provided that all such amendments are consistent with the above Property description.

        WE HEREBY CERTIFY AND ACKNOWLEDGE THAT: a) the Property has been delivered to us; b) any necessary installation of the Property has been fully and satisfactorily performed; c) after full inspection thereof, we have accepted the Property for all purposes as of the date hereof; d) Lessor has fully and satisfactorily satisfied all its obligations under the Lease; e) any and all conditions to the effectiveness of the Lease or to our obligations thereunder have been satisfied; f) we have no defenses, set-offs or counterclaims to any such obligations; g) the Lease is in full force and effect; and, h) no Event of Default has occurred under the Lease.

        WE HEREBY REPRESENT AND WARRANT THAT: a) any right we may have now or in the future to reject the Property or to revoke our acceptance thereof has terminated as of the date of hereof; b) we hereby waive any such right by the execution hereof; c) the date of this Certificate is the earliest date upon which the certifications, acknowledgments, representations and warranties made herein could be correctly and properly made. We hereby acknowledge that Lessor is relying on this Certificate as a condition to making payment for the Property.

        IN WITNESS WHEREOF, we have executed this Certificate as of the 23rd day of December, 1996.

                                       Ready-Mix, Inc.
                                       ---------------

Upon satisfactory installation and
delivery please sign, date and return to:

U.S. BANCORP LEASING & FINANCIAL
825 N.E. Multnomah, Suite 800
Portland, Oregon 97232                 By: /s/ Kenneth D. Nelson
                                          ----------------------------
                                          Kenneth D. Nelson
                                          Vice President


                           ADDRESS FOR ALL NOTICES:
                         825 N.E. Multnomah, Suite 800
                            Portland, Oregon 97232

INSURANCE AUTHORIZATION                           [LOGO OF U.S. BANCORP
                                                  APPEARS HERE]


                                                  Note/Schedule Number 11389.002
                                                                       ---------


To:    ______________________[Agent Name]

       ______________________[Street Address]

       ______________________[City, State, Zip]

       ______________________[Agent Phone]




From:  Ready-Mix, Inc.

       1501 Highway 168

       Moapa, Nevada 89025


In connection with one or more financing arrangements (the "Transactions") between ourselves and U.S. BANCORP LEASING & FINANCIAL (USBLF), you are hereby authorized to issue a certified of insurance naming U.S. BANCORP LEASING & FINANCIAL OR ASSIGNEE THEREOF as Additional Insured and as Loss Payee as its interest may appear.

Property Cost: $1,109,000.00:

With respect to physical damage coverage, please describe USBLF's interest as follows:


     "Certificate Holder is an Additional Insured and Loss Payee with regard to all equipment financed or leased by Policy Holder through or from Certificate Holder."

The required coverage is to be as provided in the Transaction, including, without limitation, fire, extended coverage, vandalism, theft and general liability.

We understand that if such certificate is not provided, U.S. BANCORP LEASING & FINANCIAL has right under the Transactions to purchase such insurance at our expense.



                                                 Ready-Mix, Inc.
                                                 ---------------


                                                 By: /s/ Kenneth D. Nelson
                                                    -----------------------
                                                    Kenneth D. Nelson
                                                    Vice President

                   [LETTERHEAD OF U.S. BANCORP APPEARS HERE]


                               MUST BE SIGNED BY DEBTOR-1
                     UNIFORM COMMERCIAL CODE--FINANCING STATEMENT
                                    FORM UCC-1(1)
    This Financing Statement is presented to filing officer pursuant to the Uniform
  Commercial Code. This Statement remains effective for a period of five years from the date of filing, subject to extensions for additional periods of five years by refiling or filing a continuation statement (UCC-3)

---------------------------------------------------------------------------------------------
XA. Debtor(s):                                      2a. Secured party(ies)
(if individual(s) last name first)
                                                     U.S. Bancorp Leasing & Financial

Xeady-Mix, Inc.                                     Tax I.D. #930594454

Xax I.D.86-0830443
        ----------
                                                    2B. Address of Secured Party from which
XB. Mailing address(es)                                  Security Information is obtainable

X430 E. Flamingo, Suite 100                          825 N.E. Multnomah Street, Suite 800
Las Vegas, Nevada 89121                              Portland, Oregon 97232-2151

                                                      Phone # 503 797-0200                     Reserved for Filing Officer Use Only
------------------------------------------------------------------------------------------------------------------------------------
X. This financing statement covers the following types (or items) of collateral              No. of additional sheets attached____.

Ten (10) new International trucks, model F5070, mounted with 11 cubic yard Bridgemaster III mixers. The serial number and mixer number for each vehicle follows: 2HTTWAHTOVC027010, 42868-08952; 2HTTWAHT0VC027007, 42854-08946; 2HTTWAHT7VC027120, 43042-09033;
2HTTWAHT7VCO27117, 42928-08975; 2HTTWAHT2VC027123, 42919-08971; 2HTTWAHT5VCO17208, 43026-09024; 2HTTWAHT0VC027122, 42920-08972;
2HTTWAHT2VC029180, 43078-09049; 2HTTWAHT9VC027121, 43077-09048; 2HTTWAHT4VC027012, 42872-08954.

Each of the above units are complete as equipped including, but not limited to, all attachments, accessories & replacements relating thereto.

TOGETHER WITH ALL REPLACEMENTS, PARTS, REPAIRS, ADDITIONS, ACCESSIONS AND ACCESSORIES INCORPORATED THEREIN OR AFFIXED OR ATTACHED
THERETO AND ANY AND ALL PROCEEDS OF THE FOREGOING, INCLUDING, WITHOUT LIMITATION, INSURANCE RECOVERIES.


                                                                                             --------------------------------------
                                                                                             4A. Assignee of Secured Party if any:
Located at 1501 Highway 168, Moapa, Nevada 89025 (Clark County)



                                                                                             4b. Address of Assignee:




------------------------------------------------------------------------------------------------------------------------------------
This statement is filed without the Debtor's signature to perfect a security interest in collateral. (Check [X] if so)
   [_] already subject to a security interest in another jurisdiction when it was brought into this state.
   [_] which is proceeds of the original collateral described above in which a security interest was perfected:

------------------------------------------------------------------------------------------------------------------------------------
Check [x] if covered: [X] Proceeds of collateral are also covered. [_] Products of collateral are also covered.

------------------------------------------------------------------------------------------------------------------------------------
   Filed with :  Secretary of State - NV

------------------------------------------------------------------------------------------------------------------------------------

Ready-Mix, Inc.                                                      U.S. BANCORP LEASING & FINANCIAL
-----------------------------------------------------------          ---------------------------------------------------------------

by: /s/ Kenneth D. Nelson                                            by:
    -------------------------------------------------------             ------------------------------------------------------------
           Kenneth D. Nelson, Vice President                                   Documentation Specialist
         Signature(s) of Debtors                                                  Signature(s) of Secured Party(ies)


                                                    STANDARD FORM - FORM UCC-1.
------------------------------------------------------------------------------------------------------------------------------------

RETURN TO:

U.S. BANCORP LEASING & FINANCIAL
ATTEN: COLLATERAL REVIEW DEPT.
825 N.E. MULTNOMAH, SUITE 800
PORTLAND, OREGON 97232
RE: LEASE# 11389.002


                               MUST BE SIGNED BY DEBTOR-1
                     UNIFORM COMMERCIAL CODE--FINANCING STATEMENT
                                    FORM UCC-1(1)
    This Financing Statement is presented to filing officer pursuant to the Uniform
  Commercial Code. This statement remains effective for a period of five years from the date of filing, subject to extensions for additional periods of five years by refiling or filing a continuation statement (UCC-3)

---------------------------------------------------------------------------------------------
XA. Debtor(s):                                      2A. Secured party(ies)
(if individual(s) last name first)
                                                     U.S. Bancorp Leasing & Financial

Ready-Mix, Inc.                                     Tax I.D. #930594454

Tax I.D.86-0830443
        ----------
                                                    2B. Address of Secured Party form which
XB. Mailing address(es)                                  Security Information is obtainable

3430 E. Flamingo, Suite 100                          825 N.E. Multnomah Street, Suite 800
Las Vegas, Nevada 89121                              Portland, Oregon 97232-2151

                                                      Phone # 503 797-0200                     Reserved for Filing Officer Use Only
------------------------------------------------------------------------------------------------------------------------------------
X. This financing statement covers the following types (or items) of collateral              No. of additional sheets attached____.

Ten (10) new International trucks, model F5070, mounted with 11 cubic yard Bridgemaster III mixers. The serial number and mixer number for each vehicle follows: 2HTTWAHTOVC027010, 42868-08952; 2HTTWAHT0VC027007, 42854-08946; 2HTTWAHT7VC027120, 43042-09033;
2HTTWAHT7VCO27117, 42928-08975; 2HTTWAHT2VC027123, 42919-08971; 2HTTWAHT5VCO17208, 43026-09024; 2HTTWAHT0VC027122, 42920-08972;
2HTTWAHT2VC029180, 43078-09049; 2HTTWAHT9VC027121, 43077-09048; 2HTTWAHT4VC027012, 42872-08954.

Each of the above units are complete as equipped including, but not limited to, all attachments, accessories & replacements relating thereto.

TOGETHER WITH ALL REPLACEMENTS, PARTS, REPAIRS, ADDITIONS, ACCESSIONS AND ACCESSORIES INCORPORATED THEREIN OR AFFIXED OR ATTACHED
THERETO AND ANY AND ALL PROCEEDS OF THE FOREGOING, INCLUDING, WITHOUT LIMITATION, INSURANCE RECOVERIES.


                                                                                             --------------------------------------
                                                                                             4A. Assignee of Secured Party if any:
Located at 1501 Highway 168, Moapa, Nevada 89025 (Clark County)



                                                                                             4b. Address of Assignee:




------------------------------------------------------------------------------------------------------------------------------------
This statement is filed without the Debtor's signature to perfect a security interest in collateral. (Check [X] if so)
   [_] already subject to a security interest in another jurisdiction when it was brought into this state.
   [_] which is proceeds of the original collateral described above in which a security interest was perfected:

------------------------------------------------------------------------------------------------------------------------------------
Check [x] if covered: [X] Proceeds of collateral are also covered. [_] Products of collateral are also covered.

------------------------------------------------------------------------------------------------------------------------------------
   Filed with :  Secretary of State - NV

------------------------------------------------------------------------------------------------------------------------------------

Ready-Mix, Inc.                                                      U.S. BANCORP LEASING & FINANCIAL
-----------------------------------------------------------          ---------------------------------------------------------------

by: /s/ Kenneth D. Nelson, Vice President                            by:
    -------------------------------------------------------             ------------------------------------------------------------
           Kenneth D. Nelson, Vice President                                   Documentation Specialist
         Signature(s) of Debtors                                                  Signature(s) of Secured Party(ies)


                                                    STANDARD FORM - FORM UCC-1
------------------------------------------------------------------------------------------------------------------------------------

RETURN TO:

U.S. BANCORP LEASING & FINANCIAL
ATTEN: COLLATERAL REVIEW DEPT.
825 N.E. MULTNOMAH, SUITE 800
PORTLAND, OREGON 97232
RE: LEASE# 11389.002

                          MUST BE SIGNED BY DEBTOR-1
                  UNIFORM COMMERCIAL CODE-FINANCING STATEMENT
                                 FORM UCC-1(1)
   This Financing Statement is presented to filing officer pursuant to the
                           Uniform Commercial Code.
 This statement remains effective for a period of five years from the date of filing, subject to extensions for additional periods of five years by refiling or filing a continuation statement (UCC-3)



-----------------------------------------------------------------------------------------
1.    Debtor(s):                           2a.  Secured party(ies)
      (if individual(s) last name first)
                                              U.S. Bancorp Leasing & Financial

Ready-Mix, Inc.                             Tax I.D. #930594454

Tax i.D.86-0830443
        ----------
                                           2B.   Address of Secured Party from which
b.    Mailing address(es)                           Security Information is obtainable

3430 E. Flamingo, Suite 100                 825 N.E. Multnomah Street, Suite 800
Las Vegas, Nevada 89121                     Portland, Oregon 97232-2151

                                             Phone #  503 797-0200                             Reserved For Filing Officer Use Only
-----------------------------------------------------------------------------------------------------------------------------------

This financing statement covers the following types (or items) of collateral

Ten (10) new International trucks, model F5070, mounted with 11 cubic yard Bridgemaster III mixers. The serial number and mixer number for each vehicle follows: HTTWAHTOVC027010, 42868-08952; 2HTTWAHT0VC027007, 42854-08946;
2HTTWAHT7VC027120, 43042-09033; 2HTTWAHT7VCO27117, 42928-08975;
HTTWAHT2VC027123, 42919-08971; 2HTTWAHT5VCO17208, 43026-09024;
2HTTWAHT0VC027122, 42920-08972; 2HTTWAHT2VC029180, 43078-09049;
HTTWAHT9VC027121, 43077-09048; 2HTTWAHT4VC027012, 42872-08954.

Each of the above units are complete as equipped including, but not limited to, all attachments, accessories & replacements relating thereto.


TOGETHER WITH ALL REPLACEMENTS, PARTS, REPAIRS, ADDITIONS, ACCESSIONS AND ACCESSORIES INCORPORATED THEREIN OR AFFIXED OR ATTACHED THERETO AND ANY AND ALL PROCEEDS OF THE FOREGOING, INCLUDING, WITHOUT LIMITATION, INSURANCE
RECOVERIES.

                                                                                       ------------------------------------------
Located at 1501 Highway 168, Moapa, Nevada 89025 (Clark County)                        4A.  Assignee of Secured Party if any:



                                                                                       4b.  Address of Assignee:


-----------------------------------------------------------------------------
This statement is filed without the Debtor's signature to perfect a security interest in collateral. (Check [x] if so)
  [_] already subject to a security interest in another jurisdiction when it was brought into this state.
  [_] which is proceeds of the original collateral described above in which a security interest was perfected:
-----------------------------------------------------------------------------
Check [x] if covered: [X] Proceeds of collateral are also covered. [] Products of collateral are also covered.
-----------------------------------------------------------------------------
  Filed with:  Secretary of State - NV
-----------------------------------------------------------------------------

  Ready-Mix, Inc.                 U.S. BANCORP LEASING & FINANCIAL
----------------------------      -------------------------------------------

by: /s/ Kenneth D. Nelson         by:
   -------------------------         ----------------------------------------
     Kenneth D. Nelson,              Documentation Specialist
      Vice President                  Signature(s) of Secured Party(ies)
    Signature(s) of Debtors

                          STANDARD FORM - FORM UCC-1.
-----------------------------------------------------------------------------

RETURN TO:

U.S. BANCORP LEASING & FINANCIAL
ATTEN: COLLATERAL REVIEW DEPT.
825 N.E. MULTNOMAH, SUITE 800
PORTLAND, OREGON  97232
RE: LEASE# 11389.002

SCHEDULE TO MASTER LEASE AGREEMENT            [U.S. BANCORP LOGO APPEARS HERE]

                                                      Schedule Number 11389.004
                                                                      ---------

     THIS SCHEDULE made as of December 17, 1996, by and between U.S. BANCORP LEASING & FINANCIAL ("Lessor"), having its principal place of business at 825 N.E. Multnomah, Suite 800, Portland, Oregon 97232, and Ready-Mix, Inc. ("Lessee"), having its principal place of business located at 3430 E. Flamingo, Suite 100, Las Vegas, Nevada 89121, to the Master Lease Agreement dated as of December 17, 1996 between the Lessee and the Lessor (the "Lease"). Capitalized terms used but not defined herein are used with the respective meanings specifie in the Lease.

           LESS AND LESSEE HEREBY COVENANT AND AGREE AS FOLLOWS:

(a) The following specified equipment (the "Property") is hereby made and constituted Property for all purposes pursuant to the Lease:

     Eight (8) new 1997 International trucks, model F5070, mounted with 11 cubic yard Bridgemaster III mixers. The serial number and mixer number for each vehicle follows: 2HTTWAHT7VC029174, 43047-09034; 2HTTWAHT8VC027143, 43067-
     09044 2HTTWAHT5VC029173, 43029-09027; 2HTTWAHT4VCO27009, 42869-08953;
     2HTTWAHT6VC027013, 42863-08950; 2HTTWAHT2VCO27140, 43058-09040;
     2HTTWAHT4VC027141, 43069-09046; 2HTTWAHT3VC017210, 43087-09055;

     Each of the above units are complete as equipped including, but not limited to, all attachments, accessories & replacements relating thereto.

(b)  The cost of the Property is $887,200.00;
                                                 Please Initial Here:KDN
                                                                     -----

(c) This Schedule shall commence on January 1, 1997 and shall continue for 60 months thereafter.

(d) Lessee shall owe 60 basic monthly rental payments in arrears each in the amount of $13,704.76 (plus applicable sales/use taxes). The first such payment shall be due on February 1, 1997 and shall continue on the same day of each month thereafter until the end of the term of this Schedule. In addition, Lessee shall pay daily pro rata rental in the amount of $456.83 per day (plus applicable sales/use taxes) from the date on which Lessee executes a Delivery and Acceptance Certificate for the Property through December 31, 1996. Such daily pro rata rental shall be due and payable at signing of the Certificate.

(e) The Property will be installed or stored at the following address: 1501 Highway 168, Moapa, Nevada 89025, COUNTY: Clark;

(f)  The record owner of the premises at which the Property will be installed or
     stored is:   ;

1. LATE CHARGE. If any installment of Rent shall not be received by Lessor or Lessor's Assignee within ten (10) days after such amount is due, Lessee shall pay to Lessor a late charge equal to five percent (5.0%) of such overdue amount.

2. TRAC OBLIGATION. a. In addition to the rental payments specified above, Lessor is also entitled to recover a residual value equal to thirty percent (30%) of the cost of the Property as set forth herein (the "Residual Value") plus a Lease Termination Fee $500.00.

     b. At the end of the Term hereof, Lessee may purchase the Property for the Residual Value. Lessee shall give written notice ninety (90) days prior to Lease expiration of Lessee's intent to purchase the Property. Should Lessee elect not to purchase the Property, Lessor shall dispose of any or all of the Property by selling such Property for the highest cash offer then reasonably available, or by re-leasing such Property on terms and conditions acceptable to Lessor. The proceeds of any sale of the Property shall be deemed to be the "Market Value" of the Property. If the disposition is by re-lease, the Market Value of the Property shall be the present value of the rental stream of the re-lease discounted at a rate acceptable to Lessee and Lessor. The Market Value shall then be reduced by a Lease Termination Fee of $500.00 plus all expenses incurred by Lessor in connection with the recovery and disposition of the Property. The remaining balance shall be referred to as the "Residual Credit." If the Residual Credit exceeds the Residual Value, Lessor shall promptly pay the amount of such excess to Lessee as adjusted rent. If the Residual Credit is less than the Residual Value, Lessee shall promptly pay the amount of such deficiency to Lessor as adjusted rent. However, in no event shall Lessee's obligation be greater than 9.0% of the total cost of the Property.

     c. Upon receipt of payment from Lessee of the Residual Value together with any and all applicable sales or other taxes due in connection therewith, and any and all remaining sums or other amounts payable under this Schedule, Lessor shall transfer all its right, tile and interest in and to the Property to Lessee. The Property shall be transferred "As Is" and "Where Is" without any express or implied representations or warranties.

     d. Should Lessee fail to comply with the foregoing, then Lessor, at its sole option, shall have the right to: a)demand immediate return of the Property; or, b) extend the Term for an additional six (6) months (the "Extended Term"). Should Lessor elect to extend the Term, Lessee shall be irrevocably obligated to remit basic monthly rent for the period beginning on the day immediately succeeding the last day of the original Term (the "Holdover Date") and ending at the end of the sixth (6) month thereafter, a payment of such rent being due on the Holdover Date and on the same day of each consecutive month thereafter. Each payment of such rent shall be in the amount of the basic monthly rent for the last month of the Term in accordance with the provisions of this Schedule. All Lessee's other obligations under the Lease shall remain in full force and effect for so long as l:Lessee shall continue to possess the Property. Any and all rental payments pursuant to this Paragraph shall be deemed for all intents and purposes to be payments for possession and use of the Property after the expiration of the Term, and shall not be credited to any other obligation of Lessee to Lessor. Lessor's invoicing and/or accepting any such payment shall not give rise to any right, title or interest of Lessee other than to possession and use of the Property during the period to which such rent applies in accordance with this Paragraph. The aforesaid right to charge Lessee rent for possession and use of the Property is not in limitation or derogation of any of Lessor's rights pursuant to the Lease.

3. DEPRECIATION. Lessor will be entitled to modified accelerated cost recovery depreciation based on 100% of Property Cost using the 200% declining balance method, switching to straight line, for 5 year Property, and zero salvage value.

     IN WITNESS WHEREOF, the Lessor and the Lessee have each caused this Schedule to be duly executed as of the day and year first above written.

                                       Ready-Mix, Inc.

                                    By:/s/ Kenneth D. Nelson
                                       ------------------------------------
                                       Kenneth D. Nelson
                                       Vice President

                                     U.S. BANCORP LEASING & FINANCIAL


                                     By:
                                        -----------------------------------
                                       An Authorized Officer Thereof


                         Address for All Notices:
                    U.S. BANCORP LEASING & FINANCIAL
                      825 N.E. Multnomah, Suite 800
                         Portland, Oregon 97232

        Machine Tool Finance Group            General Equipment Group
        (800) 225-8029  (503) 797-0222      (800) 253-3468   (503) 797-0200

TRAC ADDENDUM TO                             [LOGO OF U.S. BANCORP APPEARS HERE]
LEASE AGREEMENT
(USAGE/OWNERSHIP)


                                                       Schedule Number 11389.004


        Addendum to the Master Lease Agreement ("Lease") dated as of December 17, 1996 and Schedule Number 11389.004 dated December 17, 1996 between U.S. Bancorp Leasing & Financial ("Lessor"), and Ready-Mix, Inc. ("Lessee"). Capitalized terms used but not defined herein are used with the same meaning as set forth in the Lease.

        Lessee certifies, under penalty of perjury, that it intends that more than 50% of the use of the Property will be in the trade or business of the Lessee.

        Lessee hereby acknowledges and agrees that Lessee has been advised that Lessee will not be treated as the owner of the Property for Federal income tax purposes.

Dated:  December 17, 1996


                                        (LESSEE)
                                        Ready-Mix, Inc.



                                        By /s/ Kenneth D. Nelson
                                          ----------------------
                                            Kenneth D. Nelson
                                            Vice President


                           ADDRESS FOR ALL NOTICES:
                         825 N.E. Multnomah, Suite 800
                              Portland, OR 97232

DELIVERY AND ACCEPTANCE CERTIFICATE          [LOGO OF U.S. BANCORP APPEARS HERE]
AND LEASE AMENDMENT



                                                       Schedule Number 11389.004
                                                                       ---------



        This Certificate is delivered to and for the benefit of Lessor and pertains to the following personal property (the "Property") which is the subject of Schedule Number 11389.004, dated as of December 17, 1996, to Master
                           ---------              -----------------
Lease Agreement, dated as of December 17, 1996, between U.S. BANCORP LEASING &
                             -----------------
FINANCIAL as Lessor and Ready-Mix, Inc. as Lessee (the "Lease"):
                        ---------------

        Eight (8) new 1997 International trucks, model F5070, mounted with 11 cubic yard Bridgemaster III mixers. The serial number and mixer number for each vehicle follows: 2HTTWAHT7VC029174, 43047-09034;
        2HTTWAHT8VC027143, 43067-09044 2HTTWAHT5VC029173, 43029-09027;
        2HTTWAHT4VCO27009, 42869-08953; 2HTTWAHT6VC027013, 42863-08950;
        2HTTWAHT2VCO27140, 43058-09040; 2HTTWAHT4VC027141, 43069-09046;
        2HTTWAHT3VC017210, 43087-09055;

        Each of the above units are complete as equipped including, but not limited to, all attachments, accessories & replacements relating thereto.

        To the extent that the above description has been altered by us or differs from the Property description set forth in the Lease (including, but not limited to, changes to model or serial numbers), we certify that such alterations or differences are accurate and we acknowledge that, based upon this certification: 1) the Lease is hereby amended to reflect the above Property description; and 2) Lessor is hereby authorized to execute on our behalf and to file amendment(s) to any Financing Statements filed under the Uniform Commercial Code in connection with the Lease, provided that all such amendments are consistent with the above Property description.

        WE HEREBY CERTIFY AND ACKNOWLEDGE THAT: a) the Property has been delivered to us; b) any necessary installation of the Property has been fully and satisfactorily performed; c) after full inspection thereof, we have accepted the Property for all purposes as of the date hereof; d) Lessor has fully and satisfactorily satisfied all its obligations under the Lease; e) any and all conditions of the effectiveness of the Lease or to our obligations thereunder have been satisfied; f) we have no defenses, set-offs or counterclaims to any such obligations; g) the Lease is in full force and effect; and, h) no Event of Default has occurred under the Lease.

        WE HEREBY REPRESENT AND WARRANT THAT: a) any right we may have now or in the future to reject the Property or to revoke our acceptance thereof has terminated as of the date of hereof; b) we hereby waive any such right by the execution hereof; c) the date of this Certificate is the earliest date upon which the certifications, acknowledgements, representations and warranties made herein could be correctly and properly made. We hereby acknowledge that Lessor is relying on this Certificate as a conditions to making payment for the Property.

        IN WITNESS WHEREOF, we have executed this Certificate as of the 23rd day of December, 1996.

                                                Ready-Mix, Inc.
                                                ---------------
Upon satisfactory installation and
delivery please sign, date and return to:

U.S. BANCORP LEASING & FINANCIAL
825 N.E. Multnomah, Suite 800                   By: /s/ Kenneth D. Nelson
Portland, Oregon 97232                             --------------------------
                                                   Kenneth D. Nelson
                                                   Vice President



                           ADDRESS FOR ALL NOTICES:
                         825 N.E. Multnomah, Suite 800
                            Portland, Oregon 97232

INSURANCE AUTHORIZATION                      [LOGO OF U.S. BANCORP APPEARS HERE]


                                             Note/Schedule Number 11389.004
                                                                  ---------


To:     _______________________[Agent Name]

        _______________________[Street Address]

        _______________________[City, State, Zip]

        _______________________[Agent Phone]


From:   Ready-Mix, Inc.
        1501 Highway 168
        Moapa, Nevada 89025

In connection with one or more financing arrangements (the "Transactions") between ourselves and U.S. BANCORP LEASING & FINANCIAL (USBLF), you are hereby authorized to issue a certificate of insurance naming U.S. BANCORP LEASING & FINANCIAL OR ASSIGNEE THEREOF as Additional Insured and as Loss Payee as its interest may appear.

Property Cost:  $887,200.00:

With respect to physical damage coverage, please describe USBLF's interest as follows:

        "Certificate Holder is an Additional Insured and Loss Payee with regard to all equipment financed or leased by Policy Holder through or from Certificate Holder."

The required coverage is to be as provided in the Transaction, including, without limitation, fire, extended coverage, vandalism, theft and general liability.

We understand that if such certificate is not provided, U.S. BANCORP LEASING & FINANCIAL has the right under the Transactions to purchase such insurance at our expense.


                                             Ready-Mix, Inc.
                                             ---------------

                                             By: /s/ Kenneth D. Nelson
                                                ------------------------
                                                Kenneth D. Nelson
                                                Vice President


                           ADDRESS FOR ALL NOTICES:
                         825 N.E. Multnomah, Suite 800
                              Portland, OR 97232

            MUST BE SIGNED BY DEBTOR-1
    UNIFORM COMMERCIAL CODE--FINANCING STATEMENT
                  FORM UCC-1(1)
      This Financing Statement is presented to filing
      officer pursuant to the Uniform Commercial Code.
    This statement remains effective for a period of
              five years from the date of filing,
              subject to extensions for additional
              periods of five years by refiling or
              filing a continuation statement (UCC-3)
---------------------------------------------------------
1a. Debtor(s):              2a. Secured party(ies)
    (if individual(s) last
    name first)             U.S. Bancorp Leasing &
                            Financial

Ready-Mix, Inc.             Tax I.D. #930594454

Tax i.D.86-0830443
        ----------

1b. Mailing address(es)     2B. Address of Secured Party
                                 from which Security
                                 Information is obtainable

3 430 E. Flamingo,           825 N.E. Multnomah Street
  Suite 100                   Suite 800
 Las Vegas, Nevada 89121     Portland, Oregon 97232-2151
                                                           Reserved For Filing
                              Phone # 503 797-0200         Officer Use Only
--------------------------------------------------------------------------------
 This financing statement covers the following           No. of additional
 types (or items) of collateral                          sheets attached _____.

Eight (8) new 1997 International trucks, model F5070, mounted with 11 cubic yard Bridgemaster III mixers. The serial number and mixer number for each vehicle are as follows:

2HTTWAHT7VC029174, 43047-09034; 2HTTWAHT8VC027143, 43067-09044 2HTTWAHT5VC02173,
43029-09027; 2HTTWAHT4VCO27009, 42869-08953; HTTWAHT6VCO27013, 42863-08950;
2HTTWAHT2VCO27140, 43058-09040; 2HTTWAHT4VC027141, 43069-09046;
2HTTWAHT3VC017210, 43087-09055;

Each of the above units are complete as equipped including, but not limited to, all attachments, accessories & replacements relating thereto.


TOGETHER WITH ALL REPLACEMENTS, PARTS, REPAIRS, ADDITIONS, ACCESSIONS AND ACCESSORIES INCORPORATED THEREIN OR AFFIXED OR ATTACHED THERETO AND ANY AND ALL PROCEEDS OF THE FOREGOING, INCLUDING, WITHOUT LIMITATION, INSURANCE RECOVERIES.


                                                        ------------------------
Located at 1501 Highway 168,                            4A. Assignee of Secured
Moapa, Nevada 89025 (Clark County)                       Party if any:

                                                        KeyCorp Leasing Ltd.

                                                        4b. Address of Assignee:

                                                        54 State Street
                                                        Albany, NY 12207
                                                        Attn:  Kathy Miller
--------------------------------------------------------------------------------
This statement is filed without the Debtor's signature to perfect a security interest in collateral. (Check [x] if so)
    [_] already subject to a security interest in another jurisdiction when it was brought into this state.
    [_] which is proceeds of the original collateral described above in which a security interest was perfected.

--------------------------------------------------------------------------------
Check[x] if covered: [X] Proceeds of collateral  [_] Products of collateral are
                         are also covered.           also covered.

--------------------------------------------------------------------------------
  Filed with:  Secretary of State - NV

--------------------------------------------------------------------------------

Ready-Mix, Inc.                         U.S. BANCORP LEASING & FINANCIAL
------------------------------------    ----------------------------------------

by: /s/ Kenneth D. Nelson               by:
   ---------------------------------       -------------------------------------
        Kenneth D. Nelson,                    Documentation Specialist
        Vice President
     Signature(s) of Debtors                     Signature(s) of Secured
                                                 Party(ies)

                          STANDARD FORM - FORM UCC-1.
--------------------------------------------------------------------------------


RETURN TO:

U.S. BANCORP LEASING & FINANCIAL
ATTEN: COLLATERAL REVIEW DEPT.
825 N.E. MULTNOMAH, SUITE 800
PORTLAND, OREGON 97232
RE: LEASE# 11389.004

                                   MUST BE SIGNED BY DEBTOR-1
                           UNIFORM COMMERCIAL CODE--FINANCING STATEMENT
                                         FORM UCC-1(1)
    This Financing Statement is presented to filing officer pursuant to the Uniform Commercial Code.
This statement remains effective for a period of five years from the date of filing, subject to extensions for additional periods of five years by refiling or filing a continuation statement (UCC-3)
-----------------------------------------------------------------------------------------------------------
     Debtor(s):                                       2A. Secured party(ies)
     (if individual(s) last name first)
                                                       U.S. Bancorp Leasing & Financial

Ready-Mix, Inc.                                        Tax I.D. #930594454

    I.D.86-0830443
        ----------                                     2B. Address of Secured Party from which
                                                             Security Information is obtainable
    Mailing address(es)

 3430 E. Flamingo, Suite 100                           825 N.E. Multnomah Street, Suite 800
 Las Vegas, Nevada 89121                               Portland, Oregon 97232-2151

                                                         Phone # 503 797-0200                           Reserved For Filing Officer
                                                                                                                 Use Only
-----------------------------------------------------------------------------------------------------------------------------------
This financing statement covers the following types (or items) of collateral                            No. of additional sheets
                                                                                                            attached ____.

Eight (8) new 1997 International trucks, model F5070, mounted with 11 cubic yard Bridgemaster III mixers. The serial number and mixer number for each vehicle follows: 2HTTWAHT7VC029174, 43047-09034; 2HTTWAHT8VC027,43067-09044
2HTTWAHT5VC029173, 43029-09027; 2HTTWAHT4VCO27009, 42869-08953;
2HTTWAHT6VC02713, 42863-08950; 2HTTWAHT2VCO27140, 43058-09040;
2HTTWAHT4VC027141, 43069-09046; 2HTTWAHT3VC017210, 43087-09055;

Each of the above units are complete as equipped including, but not limited to, all attachments, accessories & replacements relating thereto.

TOGETHER WITH ALL REPLACEMENTS, PARTS, REPAIRS, ADDITIONS, ACCESSIONS AND ACCESSORIES INCORPORATED THEREIN OR AFFIXED OR ATTACHED THERETO AND ANY AND ALL PROCEEDS OF THE FOREGOING, INCLUDING, WITHOUT LIMITATION, INSURANCE RECOVERIES.

                                           4A. Assignee of Secured Party if any:
01 Highway 168, Moapa, Nevada 89025
 (Clark County)                     |      KeyCorp Leasing Ltd.


                                           4b. Address of Assignee:

                                           54 State Street
                                           Albany, NY 12207
                                           Attn: Kathy Miller
--------------------------------------------------------------------------------
This statement is filed without the Debtor's signature to perfect a security interest in collateral. (Check [X] if so)
  [_] already subject to a security interest in another jurisdiction when it was brought into this state.
  [_] which is proceeds of the original collateral described above in which a security interest was perfected:
--------------------------------------------------------------------------------
Check [X] if covered: [X] Proceeds of collateral are also covered. [_] Products of collateral are also covered.
--------------------------------------------------------------------------------
  Filed with: Secretary of State - NV
--------------------------------------------------------------------------------

Ready-Mix, Inc.                        U.S. BANCORP LEASING & FINANCIAL

------------------------------------   ----------------------------------------
by:/s/ Kenneth D. Nelson               by:
   ---------------------------------      -------------------------------------
   Kenneth D. Nelson, Vice President        Documentation Specialist
Signature(s) of Debtors                       Signature(s) of Secured Party(ies)

                          STANDARD FORM - FORM UCC-1.
--------------------------------------------------------------------------------

RETURN TO:

U.S. BANCORP LEASING & FINANCIAL
ATTEN: COLLATERAL REVIEW DEPT.
 25 N.E. MULTNOMAH, SUITE 800
PORTLAND, OREGON 97232
RE: LEASE# 11389.004

0860.595

                                   MUST BE SIGNED BY DEBTOR-1
                           UNIFORM COMMERCIAL CODE--FINANCING STATEMENT
                                         FORM UCC-1(1)
    This Financing Statement is presented to filing officer pursuant to the Uniform Commercial Code.
This statement remains effective for a period of five years from the date of filing, subject to extensions for additional periods of five years by refiling or filing a continuation statement (UCC-3)
-----------------------------------------------------------------------------------------------------------
1.   Debtor(s):                                        2a. Secured party(ies)
     (if individual(s) last name first)
                                                        U.S. Bancorp Leasing & Financial

Ready-Mix, Inc.                                         Tax I.D. #930594454

Mix i.D.86-0830443
        ----------                                     2B. Address of Secured Party from which
                                                             Security Information is obtainable
    Mailing address(es)

3430 E. Flamingo, Suite 100                            825 N.E. Multnomah Street, Suite 800
Las Vegas, Nevada 89121                                Portland, Oregon 97232-2151

                                                         Phone # 503 797-0200                           Reserved For Filing Officer
                                                                                                                 Use Only
-----------------------------------------------------------------------------------------------------------------------------------
This financing statement covers the following types (or items) of collateral                            No. of additional sheets
                                                                                                            attached ____.

Eight (8) new 1997 International trucks, model F5070, mounted with 11 cubic yard Bridgemaster III mixers. The serial number and mixer number for each vehicle follows: 2HTTWAHT7VCO29174, 43047-09034; 2HTTWAHT8VC027143, 43067-09044
2HTTWAHT5VC029173, 43029-09027; 2HTTWAHT4VCO27009, 42869-08953;HTTWAHT6VC02713,
42863-08950; 2HTTWAHT2VCO27140, 43058-09040; 2HTTWAHT4VC027141, 43069-09046;
2HTTWAHT3VC017210, 43087-09055;

Much of the above units are complete as equipped including, but not limited to, all attachments, accessories & replacements relating thereto.

TOGETHER WITH ALL REPLACEMENTS, PARTS, REPAIRS, ADDITIONS, ACCESSIONS AND ACCESSORIES INCORPORATED THEREIN OR AFFIXED OR ATTACHED THERETO AND ANY AND ALL PROCEEDS OF THE FOREGOING, INCLUDING, WITHOUT LIMITATION, INSURANCE RECOVERIES.

                                           4A. Assignee of Secured Party if any:
Located at 1501 Highway 168,
Moapa, Nevada 89025                        Key Corp Leasing Ltd.
(Clark County)
                                           4b. Address of Assignee:

                                           54 State Street
                                           Albany, NY 12207
                                           Attn: Kathy Miller
--------------------------------------------------------------------------------
This statement is filed without the Debtor's signature to perfect a security interest in collateral. (Check [X] if so)
  [_] already subject to a security interest in another jurisdiction when it was brought into this state.
  [_] which is proceeds of the original collateral described above in which a security interest was perfected:
--------------------------------------------------------------------------------
Check [X] if covered: [X] Proceeds of collateral are also covered. [_] Products of collateral are also covered.
--------------------------------------------------------------------------------
  Filed with: Secretary of State - NV
--------------------------------------------------------------------------------

Ready-Mix, Inc.                        U.S. BANCORP LEASING & FINANCIAL

------------------------------------   ----------------------------------------
By:/s/ Kenneth D. Nelson               By:
   ---------------------------------      -------------------------------------
   Kenneth D. Nelson, Vice President        Documentation Specialist
Signature(s) of Debtors                       Signature(s) of Secured Party(ies)

                          STANDARD FORM - FORM UCC-1.
--------------------------------------------------------------------------------

RETURN TO:

U.S. BANCORP LEASING & FINANCIAL
ATTEN: COLLATERAL REVIEW DEPT.
825 N.E. MULTNOMAH, SUITE 800
PORTLAND, OREGON 97232
RE: LEASE# 11389.004

SCHEDULE TO MASTER LEASE AGREEMENT           [LOGO OF U.S. BANCORP APPEARS HERE]


                                                       Schedule Number 11389.003
                                                                       ---------

     THIS SCHEDULE made as of December 17, 1996, by and between U.S. BANCORP LEASING & FINANCIAL ("Lessor"), having its principal place of business at 825 N.E. Multnomah, Suite 800, Portland, Oregon 97232, and Ready-Mix, Inc. ("Lessee"), having its principal place of business located at 3430 E. Flamingo, Suite 100, Las Vegas, Nevada 89121, to the Master Lease Agreement dated as of December 17, 1996 between the Lessee and the Lessor (the "Lease"). Capitalized terms used but not defined herein are used with the respective meanings specified in the Lease.

            LESSOR AND LESSEE HEREBY COVENANT AND AGREE AS FOLLOWS:

(a) The following specified equipment (the "Property") is hereby made and constituted Property for all purposes pursuant to the Lease:

     Ten (10) new International trucks, model F5070, mounted with 11 cubic yard Bridgemaster III mixers. The serial number and mixer number for each vehicle follows: 2HTTWAHT2VC027008, 42855-08947; 2HTTWAHTXC027015, 42860-08948; 2HTTWAHT1VC027016, 42882-08957; 2HTTWAHT6VCO27142,
     43023-09023; 2HTTWAH7TVC017209, 43100-09062; 2HTTWAHT8VCO27014,
     43090-09058; 2HTTWAHT2VC027011, 43130-09076; 2HTTWAHT0VC027119,
     43125-09075; 2HTTWAHT1VC029168, 43148-09087; 2HTTWAHT6VC027139,
     43149-09088.

     Each of the above units are complete as equipped including, but not limited to, all attachments, accessories & replacements relating thereto.

(b)  The cost of the Property is $1,109,000.00;
                                      Please Initial Here:[INITIALS APPEAR HERE]
                                                          ----

(c) This Schedule shall commence on January 1, 1997 and shall continue for 60 months thereafter.

(d) Lessee shall owe 60 basic monthly rental payments in arrears each in the amount of $17,130.94 (plus applicable sales/use taxes). The first such payment shall be due on February 1, 1997 and shall continue on the same day of each month thereafter until the end of the term of this Schedule. In addition, Lessee shall pay daily pro rata rental in the amount of $571.03 per day (plus applicable sales/use taxes) from the date on which Lessee executes a Delivery and Acceptance Certificate for the Property through December 31, 1996. Such daily pro rata rental shall be due and payable at signing.

(e) The Property will be installed or stored at the following address: 1501 Highway 168, Moapa, Nevada 89025, COUNTY: Clark;

(f) The record owner of the premises at which the Property will be installed or stored is: ;

1. LATE CHARGE. If any installment of Rent shall not be received by Lessor or Lessor's Assignee within ten (10) days after such amount is due, Lessee shall pay to Lessor a late charge equal to five percent (5.0%) of such overdue amount.

2.   TRAC OBLIGATION.  a.    In addition to the rental payments specified above,
Lessor is also entitled to recover a residual value equal to thirty percent (30%) of the cost of the Property as set forth herein (the "Residual Value") plus a Lease Termination Fee of $500.00.

     b. At the end of the Term hereof, Lessee may purchase the Property for the Residual Value. Lessee shall give written notice ninety (90) days prior to Lease expiration of Lessee's intent to purchase the Property. Should Lessee elect not to purchase the Property, Lessor shall dispose of any or all of the Property by selling such Property for the highest cash offer then reasonably available, or by re-leasing such Property on terms and conditions acceptable to Lessor. The proceeds of any sale of the Property shall be deemed to be the "Market Value" of the Property. If the disposition is by re-lease, the Market Value of the Property shall be the present value of the rental stream of the re-lease discounted at a rate acceptable to Lessee and Lessor. The Market Value shall then be reduced by a Lease Termination Fee of $500.00 plus all expenses incurred by Lessor in connection with the recovery and disposition of the Property. The remaining balance shall be referred to as the "Residual Credit." If the Residual Credit exceeds the Residual Value, Lessor shall promptly pay the amount of such excess to Lessee as adjusted rent. If the Residual Credit is less than the Residual Value, Lessee shall promptly pay the amount of such deficiency to Lessor as adjusted rent. However, in no event shall Lessee's obligation be greater than 9.0% of the total cost of the Property.

     c. Upon receipt of payment from Lessee of the Residual Value together with any and all applicable sales or other taxes due in connection therewith, and any and all remaining sums or other amounts payable under this Schedule, Lessor shall transfer all its right, title and interest in and to the Property to Lessee. The Property shall be transferred "As Is" and "Where Is" without any express or implied representations or warranties.

     d. Should Lessee fail to comply with the foregoing, then Lessor, at its sole option, shall have the right to: a) demand immediate return of the Property; or, b) extend the Term for an additional six (6) months (the "Extended Term"). Should Lessor elect to extend the Term, Lessee shall be irrevocably obligated to remit basic monthly rent for the period beginning on the day immediately succeeding the last day of the original Term (the "Holdover Date") and ending at the end of the sixth (6) month thereafter, a payment of such rent being due on the Holdover Date and on the same day of each consecutive month thereafter. Each payment of such rent shall be in the amount of the basic monthly rent for the last month of the Term in accordance with the provisions of this Schedule. All Lessee's other obligations under the Lease shall remain in full force and effect for as long as Lessee shall continue to posses the Property. Any and all rental payments pursuant to this Paragraph shall be deemed for all intents and purposes to be payments for possession and use of the Property after the expiration of the Term, and shall not be credited to any other obligation of Lessee to Lessor. Lessor's invoicing and/or accepting any such payment shall not give rise to any right, title or interest of Lessee other than to possession and use of the Property during the period to which such rent applies in accordance with this Paragraph. The aforesaid right to charge Lessee rent for possession and use of the Property is not in limitation or derogation of any of Lessor's rights pursuant to the Lease.

     IN WITNESS WHEREOF, the Lessor and the Lessee have each caused this Schedule to be duly executed as of the day and year first above written.

                                           Ready-Mix, Inc.


                                        By: /s/ Kenneth D. Nelson
                                           -------------------------
                                           Kenneth D. Nelson
                                           Vice President


                                        U.S. BANKCORP LEASING & FINANCIAL


                                        By:
                                           -------------------------
                                           An Authorized Officer Thereof


                           Address for All Notices:
                       U.S. BANCORP LEASING & FINANCIAL
                         825 N.E. Multnomah, Suite 800
                            Portland, Oregon 97232

        Machine Tool Finance Group             General Equipment Group
        (800) 225-8029  (503) 797-0222      (800) 253-3468  (503) 797-0200

TRAC ADDENDUM TO                             [LOGO OF U.S. BANCORP APPEARS HERE]
LEASE AGREEMENT
(USAGE/OWNERSHIP)                            Schedule Number 11389.003





     Addendum to the Master Lease Agreement ("Lease") dated as of December 17, 1996 and Schedule Number 11389.003 dated December 17, 1996 between U.S. Bancorp Leasing & Financial ("Lessor"), and Ready-Mix, Inc. ("Lessee"). Capitalized terms used but not defined herein are used with the same meaning as set forth in the Lease.

     Lessee certifies, under penalty of perjury, that it intends that more than 50% of the use of the Property will be in the trade or business of the Lessee.

     Lessee hereby acknowledges and agrees that Lessee has been advised that Lessee will not be treated as the owner of the Property for Federal income tax purposes.


Dated:  December 17, 1996


                                        (LESSEE)
                                        Ready-Mix, Inc.


                                        By /s/ Kenneth D. Nelson
                                          ----------------------------
                                           Kenneth D. Nelson
                                           Vice President





                           ADDRESS FOR ALL NOTICES:
                         825 N.E. Multnomah, Suite 800
                              Portland, OR 97232

DELIVERY AND ACCEPTANCE CERTIFICATE                  [LETTERHEAD OF U.S. BANCORP
AND LEASE AMENDMENT                                  APPEARS HERE]

                                                       Schedule Number 11389.003
                                                                       ---------

     This Certificate is delivered to and for the benefit of Lessor and pertains to the following personal property (the "Property") which is the subject of Schedule Number 11389.003, dated as of December 17, 1996, to Master Lease
                ---------              -----------------
Agreement, dated as of December 17, 1996, between U.S. BANCORP LEASING &
                       -----------------
FINANCIAL as Lessor and Ready-Mix, Inc. as Lessee (the "Lease"):
                        --------------

     Ten (10) new International trucks, model F5070, mounted with 11 cubic yard Bridgemaster III mixers. The serial number and mixer number for each vehicle follows: 2HTTWAHT2VC027008, 42855-08947; 2HTTWAHTXC027015, 42860-
     08948; 2HTTWAHT1VC027016, 42882-08957; 2HTTWAHT6VCO27142, 43023-09023;
     2HTTWAH7TVC017209, 43100-09062; 2HTTWAHT8VCO27014, 43090-09058;
     2HTTWAHT2VC027011, 43130-09076; 2HTTWAHT0VC027119, 43125-09075;
     2HTTWAHT1VC029168, 43148-09087; 2HTTWAHT6VC027139, 43149-09088.

     Each of the above units are complete as equipped including, but not limited to, all attachments, accessories & replacements relating thereto.

     To the extent that the above description has been altered by us or differs from the Property description set forth in the Lease (including, but not limited to, changes to model or serial numbers), we certify that such alterations or differences are accurate and we acknowledge that, based upon this certification: 1) the Lease is hereby amended to reflect the above Property description; and 2) Lessor is hereby authorized to execute on our behalf and to file amendment(s) to any Financing Statements filed under the Uniform Commercial Code in connection with the Lease, provided that all such amendments are consistent with the above Property description.

     WE HEREBY CERTIFY AND ACKNOWLEDGE THAT: a) the Property has been delivered to us; b) any necessary installation of the Property has been fully and satisfactorily performed; c) after full inspection thereof, we have accepted the Property for all purposes as of the date hereof; d) Lessor has fully and satisfactorily satisfied all its obligations under the Lease; e) any and all conditions to the effectiveness of the Lease or to our obligations thereunder have been satisfied; f) we have no defenses, set-offs or counterclaims to any such obligations; g) the Lease is in full force and effect; and, h) on Event of Default has occurred under the Lease.

     WE HEREBY REPRESENT AND WARRANT THAT: a) any right we may have now or in the future to reject the Property or to revoke our acceptance thereof has terminated as of the date of hereof; b) we hereby waive any such right by the execution hereof; c) the date of this Certificate is the earliest date upon which the certifications, acknowledgments, representations and warranties made herein could be correctly and properly made. We hereby acknowledge that Lessor is relying on this Certificate as a condition to making payment for the Property.

     IN WITNESS WHEREOF, we have executed this Certificate as of the 23rd day of December, 1996.

                                              Ready-Mix, Inc.
                                              ---------------
Upon satisfactory installation and
delivery please sign, date and return to:

U.S. BANCORP LEASING & FINANCIAL
825 N.E. Multnomah, Suite 800                 By:/s/ Kenneth D. Nelson
Portland, Oregon 97232                           -------------------------
                                                 Kenneth D. Nelson
                                                 Vice President

                           ADDRESS FOR ALL NOTICES:
                         825 N.E. Multnomah, Suite 800
                            Portland, Oregon 97232

                                                              [LOGO U.S. BANCORP
                                                              APPEARS HERE]

INSURANCE AUTHORIZATION


                                               Note/Schedule Number 11389.003
                                                                    ---------

To:                              [Agent Name]
         ------------------------

                                 [Street Address]
         ------------------------

                                 [City, State, Zip]
         ------------------------

                                 [Agent Phone]
         ------------------------


From:    Ready-Mix, Inc.

         1501 Highway 168

         Moapa, Nevada 89025

In connection with one or more financing arrangements (the "Transactions") between ourselves and U.S. BANCORP LEASING & FINANCIAL (USBLF), you are hereby authorized to issue a certificate of insurance naming U.S. BANCORP LEASING & FINANCIAL OR ASSIGNEE THEREOF as Additional Insured and as Loss Payee as its interest may appear.

Property Cost $1,109,000.00:

With respect to physical damage coverage, please describe USBLF's interest as follows:

     "Certificate Holder is an Additional Insured and Loss Payee with regard to all equipment financed or leased by Policy Holder through or from Certificate Holder."

The required coverage is to be as provided in the Transaction, including, without limitation, fire, extended coverage, vandalism, theft and general liability.

We understand that if such certificate is not provided, U.S. BANCORP LEASING & FINANCIAL has the right under the Transactions to purchase such insurance at our expense.


                                                  Ready-Mix, Inc.
                                                  ---------------

                                                  By: /s/ Kenneth D. Nelson
                                                     ------------------------
                                                      Kenneth D. Nelson
                                                      Vice President



                           ADDRESS FOR ALL NOTICES:
                         825 N.E. Multnomah, Suite 800
                              Portland, OR 97232

                               MUST BE SIGNED BY DEBTOR-1
                     UNIFORM COMMERCIAL CODE--FINANCING STATEMENT
                                    FORM UCC-1(1)
    This Financing Statement is presented to filing officer pursuant to the Uniform Commercial Code. This statement remains effective for a period of five years from the date of filing, subject to extensions for additional periods of five years by refiling or filing a continuation statement (UCC-3)

---------------------------------------------------------------------------------------------
1A. Debtor(s):                                      2A. Secured party(ies)
    (if individual(s) last name first)
                                                     U.S. Bancorp Leasing & Financial

Ready-Mix, Inc.                                     Tax I.D. #930594454

Tax I.D.86-0830443
        ----------
                                                    2B. Address of Secured Party from which
1B. Mailing address(es)                                  Security Information is obtainable

3430 E. Flamingo, Suite 100                          825 N.E. Multnomah Street, Suite 800
Las Vegas, Nevada 89121                              Portland, Oregon 97232-2151

                                                      Phone # 503 797-0200                     Reserved for Filing Officer Use Only
------------------------------------------------------------------------------------------------------------------------------------
3. This financing statement covers the following types (or items) of collateral              No. of additional sheets attached____.

Ten (10) new International trucks, model F5070, mounted with 11 cubic yard Bridgemaster III mixers. The serial number and mixer number for each vehicle follows: 2HTTWAHT2VC027008, 42855-08947; 2HTTWAHTXC027015, 42860-08948; 2HTTWAHT1VC027016, 42882-08957;
2HTTWAHT6VCO27142, 43023-09023; 2HTTWAH7TVC017209, 43100-09062; 2HTTWAHT8VCO27014, 43090-09058; 2HTTWAHT2VC027011, 43130-09076;
2HTTWAHT0VC027119, 43125-09075; 2HTTWAHT1VC029168, 43148-09087; 2HTTWAHT6VC027139, 43149-09088.

Each of the above units are complete as equipped including, but not limited to, all attachments, accessories & replacements relating thereto.

TOGETHER WITH ALL REPLACEMENTS, PARTS, REPAIRS, ADDITIONS, ACCESSIONS AND ACCESSORIES INCORPORATED THEREIN OR AFFIXED OR ATTACHED
THERETO AND ANY AND ALL PROCEEDS OF THE FOREGOING, INCLUDING, WITHOUT LIMITATION, INSURANCE RECOVERIES.


                                                                                             --------------------------------------
                                                                                             4A. Assignee of Secured Party if any:
Located at 1501 Highway 168, Moapa, Nevada 89025 (Clark County)
                                                                                             The CIT Group/Equipment Financing, Inc.


                                                                                             4b. Address of Assignee:

                                                                                             1620 W. Fountainhead Parkway, Suite 600
                                                                                             Tempe, AZ 85282
                                                                                             Attn: Kelly Carroll
------------------------------------------------------------------------------------------------------------------------------------
This statement is filed without the Debtor's signature to perfect a security interest in collateral. (Check [X] if so)
   [_] already subject to a security interest in another jurisdiction when it was brought into this state.
   [_] which is proceeds of the original collateral described above in which a security interest was perfected:

------------------------------------------------------------------------------------------------------------------------------------
Check [x] if covered: [X] Proceeds of collateral are also covered. [_] Products of collateral are also covered.

------------------------------------------------------------------------------------------------------------------------------------
   Filed with:  Secretary of State - NV

------------------------------------------------------------------------------------------------------------------------------------

Ready-Mix, Inc.                                                      U.S. BANCORP LEASING & FINANCIAL
-----------------------------------------------------------          ---------------------------------------------------------------

by: /s/ Kenneth D. Nelson                                            by:
    -------------------------------------------------------             ------------------------------------------------------------
           Kenneth D. Nelson, Vice President                                   Documentation Specialist
         Signature(s) of Debtors                                                  Signature(s) of Secured Party(ies)


                                                    STANDARD FORM - FORM UCC-1.
------------------------------------------------------------------------------------------------------------------------------------

RETURN TO:

U.S. BANCORP LEASING & FINANCIAL
ATTEN: COLLATERAL REVIEW DEPT.
825 N.E. MULTNOMAH, SUITE 800
PORTLAND, OREGON 97232
RE: LEASE# 11389.003

                               MUST BE SIGNED BY DEBTOR-1
                     UNIFORM COMMERCIAL CODE--FINANCING STATEMENT
                                    FORM UCC-1(1)
    This Financing Statement is presented to filing officer pursuant to the Uniform Commercial Code. This statement remains effective for a period of five years from the date of filing, subject to extensions for additional periods of five years by refiling or filing a continuation statement (UCC-3)

---------------------------------------------------------------------------------------------
1A. Debtor(s):                                      2A. Secured party(ies)
    (if individual(s) last name first)
                                                     U.S. Bancorp Leasing & Financial

Ready-Mix, Inc.                                     Tax I.D. #930594454

Tax I.D.86-0830443
        ----------
                                                    2B. Address of Secured Party from which
1B. Mailing address(es)                                  Security Information is obtainable

3430 E. Flamingo, Suite 100                          825 N.E. Multnomah Street, Suite 800
Las Vegas, Nevada 89121                              Portland, Oregon 97232-2151

                                                      Phone # 503 797-0200                     Reserved for Filing Officer Use Only
------------------------------------------------------------------------------------------------------------------------------------
3. This financing statement covers the following types (or items) of collateral              No. of additional sheets attached____.

Ten (10) new International trucks, model F5070, mounted with 11 cubic yard Bridgemaster III mixers. The serial number and mixer number for each vehicle follows: 2HTTWAHT2VC027008, 42855-08947; 2HTTWAHTXC027015, 42860-08948; 2HTTWAHT1VC027016, 42882-08957;
2HTTWAHT6VCO27142, 43023-09023; 2HTTWAH7TVC017209, 43100-09062; 2HTTWAHT8VCO27014, 43090-09058; 2HTTWAHT2VC027011, 43130-09076;
2HTTWAHT0VC027119, 43125-09075; 2HTTWAHT1VC029168, 43148-09087; 2HTTWAHT6VC027139, 43149-09088.

Each of the above units are complete as equipped including, but not limited to, all attachments, accessories & replacements relating thereto.

TOGETHER WITH ALL REPLACEMENTS, PARTS, REPAIRS, ADDITIONS, ACCESSIONS AND ACCESSORIES INCORPORATED THEREIN OR AFFIXED OR ATTACHED
THERETO AND ANY AND ALL PROCEEDS OF THE FOREGOING, INCLUDING, WITHOUT LIMITATION, INSURANCE RECOVERIES.


                                                                                             --------------------------------------
                                                                                             4A. Assignee of Secured Party if any:
Located at 1501 Highway 168, Moapa, Nevada 89025 (Clark County)
                                                                                             The CIT Group/Equipment Financing, Inc.


                                                                                             4b. Address of Assignee:

                                                                                             1620 W. Fountainhead Parkway, Suite 600
                                                                                             Tempe, AZ 85282
                                                                                             Attn: Kelly Carroll
------------------------------------------------------------------------------------------------------------------------------------
This statement is filed without the Debtor's signature to perfect a security interest in collateral. (Check [X] if so)
   [_] already subject to a security interest in another jurisdiction when it was brought into this state.
   [_] which is proceeds of the original collateral described above in which a security interest was perfected:

------------------------------------------------------------------------------------------------------------------------------------
Check [x] if covered: [X] Proceeds of collateral are also covered. [_] Products of collateral are also covered.

------------------------------------------------------------------------------------------------------------------------------------
   Filed with:  Secretary of State - NV

------------------------------------------------------------------------------------------------------------------------------------

Ready-Mix, Inc.                                                      U.S. BANCORP LEASING & FINANCIAL
-----------------------------------------------------------          ---------------------------------------------------------------

by: /s/ Kenneth D. Nelson,                                           by:
    -------------------------------------------------------             ------------------------------------------------------------
           Kenneth D. Nelson, Vice President                                   Documentation Specialist
         Signature(s) of Debtors                                                  Signature(s) of Secured Party(ies)


                                                    STANDARD FORM - FORM UCC-1.
------------------------------------------------------------------------------------------------------------------------------------

RETURN TO:

U.S. BANCORP LEASING & FINANCIAL
ATTEN: COLLATERAL REVIEW DEPT.
825 N.E. MULTNOMAH, SUITE 800
PORTLAND, OREGON 97232
RE: LEASE# 11389.003

                               MUST BE SIGNED BY DEBTOR-1
                     UNIFORM COMMERCIAL CODE--FINANCING STATEMENT
                                    FORM UCC-1(1)
    This Financing Statement is presented to filing officer pursuant to the Uniform Commercial Code. This statement remains effective for a period of five years from the date of filing, subject to extensions for additional periods of five years by refiling or filing a continuation statement (UCC-3)


---------------------------------------------------------------------------------------------
1A. Debtor(s):                                      2a. Secured party(ies)
(if individual(s) last name first)
                                                     U.S. Bancorp Leasing & Financial

Ready-Mix, Inc.                                     Tax I.D. #930594454

Tax I.D.86-0830443
        ----------
                                                    2B. Address of Secured Party from which
1B. Mailing address(es)                                  Security Information is obtainable

3430 E. Flamingo, Suite 100                          825 N.E. Multnomah Street, Suite 800
Las Vegas, Nevada 89121                              Portland, Oregon 97232-2151

                                                      Phone # 503 797-0200                     Reserved for Filing Officer Use Only
------------------------------------------------------------------------------------------------------------------------------------
3. This financing statement covers the following types (or items) of collateral              No. of additional sheets attached____.

Ten (10) new International trucks, model F5070, mounted with 11 cubic yard Bridgemaster III mixers. The serial number and mixer number for each vehicle follows: 2HTTWAHT2VC027008, 42855-08947; 2HTTWAHTXC027015, 42860-08948; 2HTTWAHT1VC027016, 42882-08957;
2HTTWAHT6VCO27142, 43023-09023; 2HTTWAH7TVC017209, 43100-09062; 2HTTWAHT8VCO27014, 43090-09058; 2HTTWAHT2VC027011, 43130-09076;
2HTTWAHT0VC027119, 43125-09075; 2HTTWAHT1VC029168, 43148-09087; 2HTTWAHT6VC027139, 43149-09088.

Each of the above units are complete as equipped including, but not limited to, all attachments, accessories & replacements relating thereto.

TOGETHER WITH ALL REPLACEMENTS, PARTS, REPAIRS, ADDITIONS, ACCESSIONS AND ACCESSORIES INCORPORATED THEREIN OR AFFIXED OR ATTACHED
THERETO AND ANY AND ALL PROCEEDS OF THE FOREGOING, INCLUDING, WITHOUT LIMITATION, INSURANCE RECOVERIES.


                                                                                             --------------------------------------
                                                                                             4A. Assignee of Secured Party if any:
Located at 1501 Highway 168, Moapa, Nevada 89025 (Clark County)
                                                                                             The CIT Group/Equipment Financing, Inc.


                                                                                             4b. Address of Assignee:

                                                                                             1620 W. Fountainhead Parkway, Suite 600
                                                                                             Tempe, AZ 85282
                                                                                             Attn: Kelly Carroll
------------------------------------------------------------------------------------------------------------------------------------
This statement is filed without the Debtor's signature to perfect a security interest in collateral. (Check [x] if so)
   [_] already subject to a security interest in another jurisdiction when it was brought into this state.
   [_] which is proceeds of the original collateral described above in which a security interest was perfected:

------------------------------------------------------------------------------------------------------------------------------------
Check [x] if covered: [X] Proceeds of collateral are also covered. [_] Products of collateral are also covered.

------------------------------------------------------------------------------------------------------------------------------------
   Filed with:   Secretary of State - NV

------------------------------------------------------------------------------------------------------------------------------------

Ready-Mix, Inc.                                                      U.S. BANCORP LEASING & FINANCIAL
-----------------------------------------------------------          ---------------------------------------------------------------

by: /s/ Kenneth D. Nelson                                            by:
    -------------------------------------------------------             ------------------------------------------------------------
           Kenneth D. Nelson, Vice President                                   Documentation Specialist
         Signature(s) of Debtors                                                  Signature(s) of Secured Party(ies)


                                                    STANDARD FORM - FORM UCC-1.
------------------------------------------------------------------------------------------------------------------------------------

RETURN TO:

U.S. BANCORP LEASING & FINANCIAL
ATTEN: COLLATERAL REVIEW DEPT.
825 N.E. MULTNOMAH, SUITE 800
PORTLAND, OREGON 97232
RE: LEASE# 11389.003